Benefit Plans Benefit Plans - Health Care Cost Trends (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Defined Benefit Plan, Assumed Health Care Cost Trend Rates [Abstract]
Healthcare cost trend rate assumed for next year	7.50%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that rate reaches ultimate trend rate	2020	2019
Defined Benefit Plan, Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rates [Abstract]
Effect on total of service and interest cost, One Percentage-Point Increase	$ 34
Effect on total of service and interest cost, One Percentage-Point Decrease	(32)
Effect on postretirement benefit obligation, One Percentage-Point Increase	928
Effect on postretirement benefit obligation, One Percentage-Point Decrease	$ (836)